Business Combinations - Summary of Identifiable Net Assets Acquired, Including Adjustments to Provisional Fair Values (Parenthetical) (Detail) - Business Combinations [member] - EUR (€) € in Millions	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Disclosure of detailed information about business combination [Line Items]
Gross contractual value of trade and other receivables	€ 132	€ 30	€ 1,588
Fair value of trade and other receivables	129	28	1,533
Goodwill expected to be deducted for tax purposes	260	15	254
Gross contractual value of trade and other receivables	132	30	1,588
Fair value of trade and other receivables	€ 129	€ 28	€ 1,533